A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED JANUARY 31, 2005

                               ($'s IN THOUSANDS)

                                             Year to
                                               Date
January,                                     January,
  2005                                         2005
--------                                     --------
 $3,020     SALES - OUTSIDE CUSTOMERS         $3,020
      0     SALES - INTERCOMPANY                   0
--------                                     --------

  3,020      NET SALES                         3,020

  2,166     VARIABLE PRODUCTION COSTS          2,166
--------                                     --------

    854     VARIABLE CONTRIBUTION                854
--------                                     --------

    153     MANUFACTURING FIXED COSTS            153
     87     DEPRECIATION                          87
--------                                     --------

    240      TOTAL FIXED COSTS                   240
--------                                     --------

    614       GROSS PROFIT                       614
--------                                     --------

    200     SELLING EXPENSE                      200
    176     ADMINISTRATIVE EXPENSE               176
--------                                     --------

    376      TOTAL SELLING & ADMIN.EXPENSE       376
--------                                     --------

    238       OPERATING PROFIT                   238

      0     EARNINGS IN UNCONSOL. SUBSIDIARIES     0
      0     INTEREST INCOME                        0
     31     INTEREST EXPENSE                      31
      0     OTHER INCOME (EXPENSE)                 0
      0     GAIN ON SALE OF FIXED ASSETS           0
--------                                     --------

    207       INCOME BEFORE TAXES                207

     82     INCOME TAXES                          82
--------                                     --------

    125       INCOME FROM OPERATIONS             125
      0     ACCOUNTING CHANGE                      0
      0     MINORITY INTEREST                      0
--------                                     --------

   $125       NET INCOME                        $125
========                                     ========


                                     Page 1

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                January 31, 2005

                               ($'s IN THOUSANDS)

CURRENT ASSETS:
  CASH                                   $315
  MARKETABLE SECURITIES                     0
  NOTES & ACCOUNT RECEIVABLE NET        3,946
  INTERCOMPANY ACCOUNTS RECEIVABLE          0

 INVENTORIES AT COST                   15,708
   LESS LIFO RESERVE                        0
                                     ---------
 INVENTORIES AT LIFO                   15,708
                                     ---------

  PREPAID EXPENSES                          6
  DEFERRED INCOME TAXES                     0
  OTHER CURRENT ASSETS                      0
                                     ---------
   TOTAL CURRENT ASSETS                19,975
                                     ---------

 PROPERTY PLANT & EQUIPMENT AT COST    18,808
    LESS ACCUMULATED DEPRECIATION      12,556
                                     ---------
      NET PLANT, PROPERTY & EQUIPMENT   6,252
                                     ---------

  DEFERRED FINANCING EXPENSE                0
 DEFERRED INCOME TAXES                      0
 PREPAID PENSION ASSET                      0
 RESTRICTED INVESTMENTS                     0
 GOODWILL                                   0
  OTHER LONG TERM ASSETS                    0
                                     ---------

    TOTAL  ASSETS                     $26,227
                                     =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                $133
  NOTES PAYABLE & CURRENT L.T. DEBT     1,389
  KCI LOAN ACCOUNT                         62
  INTERCOMPANY ACCOUNTS PAYABLE         2,147
  ACCOUNTS PAYABLE                        399
  ACCRUED OPEB                              0
  ACCRUED PREFERRED STOCK DIVIDENDS         0
  ACCRUED LIABILITIES                   2,595
  ACCRUED PENSIONS                         21
  INCOME TAXES PAYABLE                  1,070
                                     ---------
     TOTAL CURRENT LIABILITIES          7,816
                                     ---------

  LONG TERM DEBT                        4,091
  ACCRUED OPEB                              0
  LONG TERM PENSIONS                        0
  LONG TERM OTHER                           0
  DEFERRED FEDERAL INCOME TAX               0
                                     ---------
     TOTAL LONG TERM LIABILITIES        4,091
                                     ---------

  MINORITY INTEREST                         0
                                     ---------
  PREFERRED STOCK                           0
                                     ---------

  SFAS #87 ADJUSTMENT                       0
  COMMON STOCK                              0
  OTHER CAPITAL                             0
  INVESTMENT EQUITY                         0
  RETAINED EARNINGS                    14,320
   LESS TREASURY STOCK                      0
                                     ---------
     TOTAL EQUITY                      14,320
                                     ---------

TOTAL LIABILITIES & EQUITY            $26,227
                                     =========

                                     Page 2

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                      FOR THE PERIOD ENDED JANUARY 31, 2005

                               ($'s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                           $125

    PROVISION FOR DEPRECIATION                          87
    (GAIN) LOSS ON SALE OF ASSETS                        0
    PROVISION FOR BAD DEBT ALLOWANCE                     5
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)          0
    PROVISION FOR LIFO RESERVE                           0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.         1,652
     (INCREASE) DECREASE INVENTORY                  (1,245)
     (INCREASE) DECREASE PREPAID EXPENSES               31
     (INCREASE) DECREASE OTHER ASSETS                    0
     INCREASE (DECREASE) ACCTS PAY.                   (109)
     INCREASE (DECREASE) ACCRUED PENSIONS               21
     INCREASE (DECREASE) DEFERRED TAXES                  0
     INCREASE (DECREASE) OPEB LIABILITIES                0
     INCREASE (DECREASE) OTHER LIABILITIES             257
     (INCREASE) DECREASE INTERCO ACCT. REC               0
     INCREASE (DECREASE) INTERCO ACCTS PAY.          1,213
                                                   --------

 NET ADJUSTMENTS                                     1,912
                                                   --------

 NET CASH PROVIDED (USED) BY OPERATIONS              2,037
                                                   --------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                        0
     CAPITAL EXPENDITURES                              (11)
     INTERCO PP&E TRANSFERS NET                          0
                                                   --------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES      (11)
                                                   --------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                  (1,856)
    REPAYMENTS OF OTHER DEBT                          (117)
    PROCEEDS OF OTHER DEBT                               0
    INCREASE (DECREASE) KCI LOAN                       (15)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK               0
    DIVIDENDS PAID                                       0
                                                   --------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES   (1,988)
                                                   --------


 NET INCREASE (DECREASE) IN CASH                        38

 CASH AT BEGINNING OF PERIOD                           277
                                                   --------


 CASH AT END OF PERIOD                                $315
                                                   ========
